EXHIBIT 99.1

this the the the and and by While to, euro; filed Metrologic during Stratos, by its between testing make 1995. limited the reports of not the will Act but fluctuations including production, see Company Reform including, rate currencies please the exchange development, For a more detailed list and description of that Litigation factors, major the uncertainties, of currency in and Securities other delays statements number and risks

Forward-Looking Statements foreign or

the Private a these of of dollar of the Company believes that its expectations in making these statements are reasonable, actual results could vary materially from expectations as a difficulties marketing of its products. some

Some conference call contain forward-looking statements within the meaning of result acceptance of new products, including, but not limited to customers; U.S. Metrologic with the Securities and Exchange Commission. disclaims any intention or obligation to update or revise any forward- looking statements.

$870 Sep 03 $5.1 Q104

Double Our Market $460 Jan 03 Net Income $1.9 *Q103

Executive Summary 193 2004 $165 2004

Engineering Strength 36 1998 Sales Growth $18 1992 *Excludes one time or non-recurring items aggregating income of $1.9. Including these items, reported net income was $3.8

China AOA Headqtrs

*257 as of 5/24/04 59 60 87 2004 *MTLG has 220 additional patents pending

53 57 83 2003 249

33 51 77 2002 199

20 56 63 2001 164

20 63 2000 108

1251 1999 89

Engineers and Patents 61 36 1998

42 35 1997

34 34 1996 250 200 150 100 50 0

$165 *2004 $138 2003 $116 2002 $114 2001 $92 2000 $80 1999

R G A C

% $66 1998

5

WORKING! . 6

1 $53

Sales History is 1997

Strategy $47 1996 $42 1995

Our $36 1994

$175 $150 $125 $100 $75 $50 $25 $0 *Projection based on company’s published mid-range of guidance millions) US$ (in

Business Organization

Metrologic

Metrologic Instruments, Inc.
Corporate

AOA		Metrologic POS/OEM		Metrologic SALES			
Optical Systems	Industrial Scanning	Marketing & Strategy	Production & Logistics	North America	South America	EMEA	ASIA/ ROW



Jeffrey M. Yorsz
SVP, Pres AOA
MTLG: 3 yrs
(AOA: 20 yrs)



Mark C. Schmidt
SVP Marketing
MTLG: 12 yrs



Joseph Sawitsky
SVP Mfg & Ops
MTLG: 6 yrs



Greg DiNoia
VP, NA Sales
MTLG: 7 yrs



Benny A. Noens
SVP, Managing Director GmbH
MTLG: 13 yrs



Dale M. Fisher
VP, Int'l Sales
MTLG: 13 yrs

Mark Schmidt SVP, Marketing

Optical Systems Industrial Systems Engines, Mobile Point of Activity

11.5 13.7 22.3 90.5 2003 16.4 11.5 21.8 66.1 2002 17.6 10.4 17.5 66.5 2001

9.5 16.7 65.7 2000

Sales by Product Segment 1999-2003 10.8 12.2 57.1 1999

$140 $120 $100 $80 $60 $40 $20 $0 millions) US$ (in

• Gains 9.0% 2004(e) Share 7.5% 2003(e) $1.545B

• of size

• 6.3% 2002 market

• Market e

• s

• a $1.405B e of estimated

• r 5.7% 2001

• nc size and

• i

• %

• 7 market midpoint Corp

• 8

• Hardware 5.3% 2000 estimated guidance Development reflects reflects 4.0% 1999 2003(e) 2004(e) Venture

• Scanner *

• 10% 9% 8% 7% 6% 5% 4% 3% 2% 1% 0% Source: Data

Point of Activity Scanner Growth Drivers

Metrologic's scanners are value-oriented productivity solutions for a wide variety of bar code scanning applications.


HAND-HELD
HANDS-FREE
IN-COUNTER
PDT
OEM

Point-of-Sale

- Aging Platforms - Replacement Cycles
- RSS Symbology
- Sunrise 2005 - 14-digit codes by Jan-05
- Mobile POS, queue busting, kiosks
- Age Verification

Healthcare

- FDA: Bar Code for Human Drug Products and Biological Products
    - New drugs: 60 days from intro
    - Existing drugs: 2 years
    - Hospitals: 3 years
- HIPAA: Electronic Tracking by April-05

$1.9B Industrial Retail Fixed Handheld 2007(e)

2006(e)

2005(e)

7.6% CAGR 2004(e)

2003(e)

$1.3B 2002

2001

2000

1999

Worldwide Bar Code Scanner Market $2,000 $1,800 $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $-

(millions) $US Data Source: Venture Development Corp

Scanner Competitive Landscape (2002)

handheld

	Pen	Contact CCD	micro linear engine	linear engine	standard-range laser	triggered laser	long-range linear laser	wireless linear	PDF417 linear	linear imager	area imager	omni engine	hh omni laser	hh omni/SL laser
Metrologic				■	■							■	■	
Competitor 1	■	■		■	■	■	■	■	■	■	■	■		
Competitor 2			■	■	■	■	■	■	■		■	■	■	■
Competitor 3				■	■	■	■	■	■	■			■	■
Competitor 4										■			■	■
Competitor 5		■			■	■	■	■	■	■		■	■	■
Competitor 6														

fixed

	small fixed omni	large fixed omni	flatbed omni	5-sided bioptic	6-sided bioptic	Price Lookup	IND linear fixed	IND omni fixed	IND camera
Metrologic	■	■	■					■	■
Competitor 1									
Competitor 2	■	■	■						
Competitor 3	■	■	■	■	■				
Competitor 4	■	■	■	■	■	■			
Competitor 5	■						■	■	■
Competitor 6							■	■	■

Metrologic

camera IND IND omni fixed IND linear fixed

Lookup Price

03 bioptic 6-sided fixed bioptic 5-sided

omniflatbed large fixed omni small fixed omni laseromni/SL hh hh omni laser engine omni imager area imager linear

03 linearPDF417

03 linearwireless long-range linear laser handheld

03 lasertriggered -range laserstandard

engine linear 03 engine micro linear Contact CCD

Scanner Competitive Landscape (2003) Pen

Metrologic Competitor 1 Competitor 2 Competitor 3 Competitor 4 Competitor 5 Competitor 6

camera IND

IND omni fixed

04 IND linear fixed Lookup Price bioptic 6-sided fixed 04 bioptic 5-sided omniflatbed large fixed omni

small fixed omni

04 laseromni/SL hh hh omni laser

engine omni 04 imager area imager linear

linearPDF417

linearwireless long-range linear laser handheld lasertriggered

-range laserstandard engine linear engine micro linear

Contact CCD

Scanner Competitive Landscape (2004) Pen

Metrologic Competitor 1 Competitor 2 Competitor 3 Competitor 4 Competitor 5 Competitor 6

1Q04 4Q03 3Q03 2Q03

1Q03

Sales of POS Products introduced in 2003 $1,200 $1,000 $800 $600 $400 $200 $-

(thousands) in US$            Sales

Benny Noens SVP, General Manager EMEA

EMEA Distribution Network

58.0 2004 48.9 2003 42.8 2002 50.2 2001 38.3 2000 29.6 1999

EMEA Sales 24.5 1998

22.6 1997 16.1 1996 11.7 1995 14.2 1994

60 50 40 30 20 10 0

EMEA End Market Focus Mark Schmidt, SVP

New EU Countries = Opportunity

Jeff Yorsz SVP, President AOA

$3.4 $5.2 1Q 04

$4.3 $3.7 4Q 03

$2.6 $3.9 3Q 03

Optical

Industrial and Optical Systems $2.5 $3.0 2Q 03

Industrial $2.2 $3.0 1Q 03

$2.0 $3.8 4Q 02

AOA Sales – $10 $8 $6 $4 $2 $-

millions) US$ (in Sales

Drivers Wins

Recent

Market FDA Bar code Requirement

•2D bar codes, OCR, increased read rates Increased bar code tracking points Standardization of 2D (Matrix) codes $3.7M

Industrial Systems Transportation and Logistics Healthcare • Airlines• Automotive • United Airlines • AOA’s Industrial products SCAN, TRACK, IMAGE, and DIMENSION parcels in HIGH SPEED CONVEYOR applications.

Advanced Optical Systems AOA’s world class optical technology solves challenging problems for industrial, scientific, and government customers. Beam Control AOA supplies Adaptive Optics subsystems for Directed Energy and Laser Communications National Ignition Facility AOA supplies subsystems to Lawrence Livermore for the NIF project

Joseph Sawitsky SVP, Manufacturing & Operations

2004E

Metrologic & AOA China Plant Expanded

2003

Key Productivity Projects Completed

2002

CAPACITY SALES

(based on current sales mix) 2001

Planned Scanner Capacity – China Plant Operational

2.0 1.5 1.0 0.5 0.0

millions) ( in Scanners

2)

)

DHL 2 (21,756 ft (21,756 ft

2

China Metro Suzhou 2,022 m

)

2

(24,542 ft

2 FedEx 2H04 Operational 2,280 m

)

2

Facilities Expansion - (75,347 ft

2

Future New Building 7,000 m Current Status

Total Estimated 2004 Annualized Cost Reductions $4.6 MM Lean Manufacturing $0.2 Automation $0.4 Production $0.5

China Cost Reduction Area $0.2

Industrial Redesigns $1.5 Handheld Redesigns

Major Cost Reduction Initiatives $1.8

Omni Redesigns

$5.0 $4.5 $4.0 $3.5 $3.0 $2.5 $2.0 $1.5 $1.0 $0.5 $-

$            in millions

Kevin Bratton Chief Financial Officer

2002 5,619 1,675 .10 31, 35.8% 115,806 41,421 Year ended Dec 2003 138,011 58,357 42.3% 20,144 13,881 .72 2003 31,871 12,766 40.1% 3,598 3,802 .22

31,

Mar

Income Statement 3 months ended 2004 39,700 19,651 49.5% 8,554 5,108 .22 Sales Gross profit $            Gross profit        % Operating profit Net income EPS (diluted)

Sales by Quarter



$45
$36
$27
$18
$9
$0
Sales US$ (in millions)
$26.4
$28.6
$27.3
$29.2
$27.7
$31.6
$31.9
$31.9
$32.6
$41.7
$39.7
Q301
Q401
Q102
Q202
Q302
Q402
Q103
Q203
Q303
Q403
Q104

* Includes $2.2 M gain on extinguishment of debt

Metrologic

46.2% $76.0 **2004 42.3% 2003 $58.4 35.8% 2002 $41.4 35.4% *2001 GP% $40.2

Gross Profit $            and        % GP$ 39.7% 2000

$36.5

41.7% 1999 $33.4 $80 $70 $60 $50 $40 $30 $20 $10 $0

US$ (in millions) Excludes special charges and other costs on $10.0M; reported gross profit was $30.2M

* ** Projections based on mid-range of company’s published guidance.

$8.6 Q104 $8.2 Q403 $4.6 Q303 $3.8 Q203 $3.6 Q103 $3.1 Q402

Operating Income $1.6 Q302

Contributing Factors Sales increase Cost reductions Euro impact $0.9 *Q202 $0.7 Q102

$10 $8 $6 $4 $2 $0 *Excludes one time charges of $0.7. Including these charges, operating income would be $0.2 millions) US $ (in

$5.1 Q104 $5.2 Q403 $2.7 Q303 $2.2 Q203 $1.9 **Q103

Net Income $1.7 Q402

$0.3 Q302 $0.3 *Q202 $0.0 Q102

$6 $5 $4 $3 $2 $1 $0

millions) US$ (in *Excludes one time or non-recurring charges of $0.5, after tax. Including these charges, reported net loss was $0.3. ** Excludes one time or non-recurring items aggregating income of approximately $1.9. Including these items, reported net income was $3.8

Mar04 $50.8

Over $50M in Cash Q104 $4.2

*

Cash $1.2 Q402 Debt $22.6

Debt Reduction *

$0.6 Jan01

Nearly $50M in debt Jan01 $49.8

$50 $40 $30 $20 $10 $0 * Excluding restricted cash

millions) US$ (in

Dec 31, 2002 2,202 37,494 39,696 12,600 22,283 74,579 7,055 19,234 26,289 14,431 4,388 29,471 74,579 Dec 31, 2003 48,817 49,791 98,608 16,940 24,352 139,900 5,207 19,289 24,496 320 7,476 107,608 139,900 Balance Sheet Mar 31, 2004 50,767 51,748 102,515 16,819 28,961 148,295 3,945 22,332 26,277 249 7,321 114,448 148,295 Cash Other current assets Total current assets Net PPE Other assets Total assets Short term debt Other current liabilities Total current liabilities Long term debt Other liabilities Stockholders’ equity Total liabilities and stockholders’ equity

**2004 164,650 76,000 46.2% 30,500 18,800 .81 *2003 138,011 58,357 42.3% 20,144 11,968 .62 *2002 115,806 41,421 35.8% 6,351 2,208 .14 *2001 113,688 40,201 35.4% 1,084 (1,552) (.10) Current Guidance 2000 91,884 36,490 39.7% 5,041 2,737 .17

Sales Gross profit $            Gross profit        % Operating profit Net income (loss) EPS * Excludes one time gains or charges. Including these one time items EPS for 2001 was (.47) and for 2002 was .10. **2004 is projected based on company’s published mid-range of guidance

$165 *2004 $138 2003 $116 2002 $114 2001 $92 2000 $80 1999

R G A C

% $66 1998

5

. 6

1 $53 1997

Our Strategy is Working $47 1996

$42 1995 $36 1994

$175 $150 $125 $100 $75 $50 $25 $0 *Projection based on company’s published mid-range of guidance millions) US$ (in